Exhibit 99.2

SEQUEL (COG0202) Topline Results A Pilot Electroencephalography (EEG) Study to Evaluate the Effect of CT1812 Treatment on Synaptic Activity in Subjects with Mild to Moderate Alzheimer’s Disease

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our product candidates, including CT1812, and any expected or implied benefits or results, including that initial clinical results observed with respect to CT1812 will be replicated in later trials, our clinical development plans, are forward-looking statements. These statements, including statements related to the timing and expected results of our clinical trials, involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, our ability to secure new (and retain existing) grant funding, our ability to grow and manage growth, maintain relationships with suppliers and retain our management and key employees; our ability to successfully advance our current and future product candidates through development activities, preclinical studies and clinical trials and costs related thereto; uncertainties inherent in the results of preliminary data, preclinical studies and earlier-stage clinical trials being predictive of the results of early or later-stage clinical trials; the timing, scope and likelihood of regulatory filings and approvals, including regulatory approval of our product candidates; changes in applicable laws or regulations; the possibility that the we may be adversely affected by other economic, business or competitive factors, including ongoing economic uncertainty; our estimates of expenses and profitability; the evolution of the markets in which we compete; our ability to implement our strategic initiatives and continue to innovate our existing products; our ability to defend our intellectual property; the impact of the COVID-19 pandemic on our business, supply chain and labor force; and the risks and uncertainties described more fully in the “Risk Factors” section of our annual and quarterly reports filed with the SEC that are available on www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. TRADEMARKS This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. MARKET & INDUSTRY DATA Projections, estimates, industry data and information contained in this presentation, including the size of and growth in key end markets, are based on information from third-party sources and management estimates. Although we believe that these third party-sources are reliable, we cannot guarantee the accuracy or completeness of these sources. Our management’s estimates are derived from third-party sources, publicly available information, our knowledge of our industry and assumptions based on such information and knowledge. Our management’s estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to us and our industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from our expressed projections, estimates and assumptions or those provided by third parties. Forward-looking Statements

SEQUEL Hypothesis



PrPc
LilrB2
TMEM97
PGRMC1
NoGo
CT1812
Small Molecule

- Aβ oligomers impair synaptic and neuronal activity
- Will displacement of Aβ oligomers from synapses after treatment with CT1812 lead to a detectable change in EEG patterns?

- Izzo NJ, et al. Preclinical and clinical biomarker studies of CT1812: A novel approach to Alzheimer's disease modification. Alzheimer's Dement. 2021;1–18
- Izzo NJ, et al. Alzheimer's therapeutics targeting amyloid beta 1-42 oligomers II: Sigma-2/PGRMC1 receptors mediate Abeta 42 oligomer binding and synaptotoxicity. PLoS One. 2014 Nov 12; 9(11):e111899
- Izzo NJ, et al. Alzheimer's therapeutics targeting amyloid beta 1-42 oligomers I: Abeta 42 oligomer binding to specific neuronal receptors is displaced by drug candidates that improve cognitive deficits. PLoS One. 2014 Nov 12; 9(11):e111898
- Limegrover, CS, et al. Alzheimer's Protection Effect of A673T Mutation May Be Driven by Lower Aβ Oligomer Binding Affinity. J Neurochem. 2020; 00: 1– 15. doi:10.1111/jnc.15212

3

COGNITION Therapeutics

4 Confidential SEQUEL (COG0202): Single-site qEEG Study in 16 Adults with Mild-to-moderate Alzheimer’s Disease Two-group cross-over design Inclusion Criteria Period One (4 weeks) Period Two (4 weeks) Assessments ‐ CSF positive for Aβ ‐ MRI consistent with Alzheimer's disease diagnosis ‐ MMSE 18-26 ‐ No add’l CNS disorders ‐ Safety and PK ‐ Measurement of synaptic function via qEEG by relative theta power ‐ CSF and plasma biomarkers ‐ Cognition (ADAS-Cog-14, ADCS-CGIC, A-IADL-Q, NTB)* 1:1 Oral QD Administration Placebo (n=8) CT1812 (n=8), 300mg CT1812, 300mg Placebo https://clinicaltrials.gov/ct2/show/NCT04735536

5 Design: Two-group cross-over study in 16 adults with mild-to-moderate AD Single site: VUmc Alzheimer’s Center, Amsterdam Primary objectives: • Assess safety, tolerability, PK of CT1812 following repeated dosing for 28 days • Evaluate efficacy of CT1812 in restoring synaptic function through quantitative EEG as measured by: - Global relative theta power (primary endpoint) - Global alpha AECC, global relative alpha power, global relative beta power – key pre-specified exploratory endpoints - Additional pre-specified EEG exploratory endpoints Exploratory objectives: • Cognitive measures: impact of CT1812 on cognitive and global functioning, as measured by the following: - ADAS-Cog-14, ADCS-CGIC, A-IADL-Q - Neuropsychological test battery (NTB), Controlled Word Association Test (COWAT), Trail Making Test (TMT) Parts A & B, and Wechsler Memory Digit Span (VMDS) - Exploratory – biomarkers – pending Study Design

Topline Data Overview • Disposition and demographics • Safety and tolerability • Topline EEG findings

7 • 34 subjects screened; 16 randomized • 15 completed the study - No subjects discontinued due to AEs - One patient discontinued after treatment period 1 due to withdrawal of consent (death in the family) • n=14 for placebo period (one participant missed visit 7); n=16 for CT1812 period • Mean Age: 66.4 years • 50% Female • 100% White, non-Hispanic • Baseline cognitive measures: - Mean MMSE: 21.1 - ADAS-Cog14: 30.2 - Amsterdam IADL: 52.6 • ApoE genotypes: - 31.3% ApoE e3/e3 - 37.5% ApoE e3/e4 - 31.3% ApoE e4/e4 • Time since diagnosis: 1.14 years COG0202 Disposition and Demographics Disposition Demographics

8 • CT1812 was well-tolerated - All AEs were mild and moderate - No Severe AEs, No SAEs, No AEs leading to death or discontinuation • TEAEs: - Occurred in 11 participants in the CT1812 period and 6 participants in the placebo period - 6 TEAEs were categorized as related to study drug (3 in CT1812 period and 3 in placebo period) • Most common AEs by MedDRA system organ class: - GI: nausea, diarrhea - Injury & procedural complications: procedural headache • Consistent with previous studies – 1 participant with mild (2X ULN) elevated liver enzymes Safety and tolerability profile consistent with previous studies COG0202 SEQUEL: Safety and Tolerability

9 • Amyloid burden can be measured by PET • Canonical biomarkers assessed via serum and blood • Anatomic changes can be measured by vMRI • Cognition and executive function can be measured with ADAS-Cog and other scales • Neurophysiology / quantitative EEG: - Global and regional brain activity - Regional connectivity Introducing quantitative EEG Biomarkers of Disease

10 • An EEG reading compares electrical activity between electrodes on the scalp • Fast waves in the alpha and beta frequencies dominate healthy EEG patterns • Alzheimer's disease is associated with slower waves – a theta or delta pattern • The dominance of one wave pattern over another is referred to as "relative power" Brain Waves – a Brief Primer

11 Assess safety, tolerability, PK of CT1812 following repeated dosing for 28 days • Evaluate efficacy of CT1812 in restoring synaptic function through quantitative EEG as measured in rank order: - Global relative theta power (primary endpoint) - Global alpha AECC, global relative alpha power, global relative beta power – key pre-specified exploratory endpoints - Additional pre-specified EEG exploratory endpoints SEQUEL: Topline EEG Data

12 SEQUEL Topline Results Positive trends in first three ranked outcomes measures -0.0400 -0.0300 -0.0200 -0.0100 0.0000 0.0100 0.0200 0.0300 Global Relative Theta Power CT1812 Placebo normalizing p=0.123 * Nominally significant -0.02 -0.015 -0.01 -0.005 0 0.005 0.01 0.015 Global Alpha AECc (Connectivity) CT1812 Placebo normalizing * p=0.034 -0.0300 -0.0200 -0.0100 0.0000 0.0100 0.0200 0.0300 Global Relative Alpha Power CT1812 Placebo p=0.149 normalizing

13 • CT1812 treatment was associated with a reduction in global relative theta power Positive trends in brain activity - reduced global & regional theta power - following 4 wks of treatment SEQUEL Topline Results -0.0300 -0.0200 -0.0100 0.0000 0.0100 0.0200 0.0300 Global Relative Theta Power CT1812 Placebo p=0.123

14 • Decreases in relative theta power were also observed in specific brain regions: frontal, temporal, posterior (parietal and occipital), and central - Statistical significance was only achieved in the central region (p<0.006) Positive trends in brain activity - reduced regional theta power - following 4 wks of treatment SEQUEL Topline Results -0.04 -0.03 -0.02 -0.01 0 0.01 0.02 0.03 Regional Relative Theta Power CT1812 Placebo Frontal Temporal Posterior Central p=0.168 p=0.253 p=0.300 p=0.006

15 • In addition, an analysis of the qEEG results showed that CT1812 treatment was associated with greater connectivity between brain regions - This suggests that the brain’s ability to communicate and exchange information between regions can be rescued by CT1812 Positive trends in brain activity - increased connectivity - observed following 4 wks of treatment SEQUEL Topline Results -0.015 -0.01 -0.005 0 0.005 0.01 0.015 0.02 Global Alpha AECc (Connectivity) CT1812 Placebo * p=0.034 * Nominally significant

16 • Increases in relative power in the alpha band were observed globally - Fast alpha waves are considered to be part of the normal background rhythm of a healthy brain - In Alzheimer’s, alpha waves lose their dominance and are gradually replaced by slower-oscillating, lower-amplitude theta and delta waves  Positive trends in brain activity - increased alpha power - observed following 4 wks of treatment SEQUEL Topline Results -0.0300 -0.0200 -0.0100 0.0000 0.0100 0.0200 0.0300 Global Relative Alpha Power CT1812 Placebo p=0.149

17 • CT1812 was well tolerated in this 28-day study - All AEs were mild to moderate - There were no serious or severe AEs - No AEs led to study discontinuation or death • Strong trends on pre-specified qEEG measures - Consistent trend across all qEEG measures - Nominally significant treatment differences including global alpha AECc and central relative theta power • In conclusion, CT1812 has demonstrated an impact on brain activity in mild-to-moderate Alzheimer’s patients Conclusions

18 • Studies to date provide evidence of: - Target engagement (SNAP) - Anatomical effect (SPARC) - Preliminary cognitive improvement (SHINE cohort A) - Neurophysiology (SEQUEL) • Supportive biomarker evidence of biological effect • Fully funded proof-of-concept studies ongoing: - Early Alzheimer’s disease - Mild-to-moderate Alzheimer’s disease - Dementia with Lewy bodies Evidence of CT1812 Impact on Alzheimer’s Disease

Multiple Near-term Catalysts Expected


2019
2020
2021
2022
2023
2024
2025
Alzheimer's Development
LPI
Topline
Ph2 SEQUEL (COG0202) qEEG
Interim analysis (n=24)
SHINE/SPARC biomarker data
LPI
SHINE Topline
Ph2 SHINE (COG0201) Mild-Mod AD
End-of-Phase 2 meeting
LPI
Protocol clearance
Ph2 START (COG0203) Early AD
DLB Development
LPI
SHIMMER Topline
Ph2 SHIMMER (COG1201) DLB
End-of-Phase 2 meeting
GA / Dry AMD Development
FPI
IND clearance
Ph2 MAGNIFY (COG2201) GA

19

COGNITION Therapeutics

Thank You Tony Caggiano, MD, PhD CMO and Head of R&D 914-221-6730 acaggiano@cogrx.com Lisa Ricciardi President & CEO 917-658-5789 lricciardi@cogrx.com John Doyle Chief Financial Officer 603-860-1078 jdoyle@cogrx.com